Earnings Per Share	12 Months Ended
Jan. 31, 2026
Earnings Per Share
Earnings Per Share

Note 16 - Earnings Per Share

The following table sets forth the computation of basic and diluted earnings per share (“EPS”) (number of shares in thousands):

	January 31,	January 31,	January 31,
Year Ended	2026	2025	2024
Net income for purposes of calculating basic and diluted earnings per share	163,767	143,273	115,907

Weighted average shares outstanding	85,871	85,443	85,068
Dilutive effect of employee stock options	424	587	505
Dilutive effect of restricted and performance share units	1,284	1,293	1,245
Weighted average common and common equivalent shares outstanding	87,579	87,323	86,818
Earnings per share
Basic	1.91	1.68	1.36
Diluted	1.87	1.64	1.34

For the years ended January 31, 2026, 2025 and 2024, the application of the treasury stock method excluded 287,675, 274,398 and 16,562 stock options, respectively, from the calculation of diluted EPS as the assumed proceeds from the unrecognized stock-based compensation expense of such stock options that are attributed to future service periods made such stock options anti-dilutive.

For the years ended January 31, 2026, 2025 and 2024, 360,408, 939 and 265,694 stock options, respectively, were excluded from the calculation of diluted EPS as those options had an exercise price greater than or equal to the average market value of our common shares during the applicable periods and their inclusion would have been anti-dilutive.

Additionally, for the years ended January 31, 2026, 2025 and 2024, the application of the treasury stock method excluded PSUs and RSUs of 88,237, nil and 95,134, respectively, from the calculation of diluted EPS as the unrecognized stock-based compensation expense of such PSUs and RSUs that are attributed to future service periods made such PSUs and RSUs anti-dilutive.